Exhibit 99.1

Volkswagen Auto Lease Trust 2002-A MONTHLY SERVICER CERTIFICATE For the collection period ended 5-28-2005 Data Status: Static	Input	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		6/16/2005
2	Payment Date		6/20/2005
3	Collection Period	5/1/2005	5/28/2005	28
4	Monthly Interest Period — Actual	5/20/2005	6/19/2005	31
5	Monthly Interest — Scheduled			30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	240,000,000.00	—	—	—	—
7	Class A-2 Notes	405,000,000.00	—	—	—	—
8	Class A-3 Notes	545,000,000.00	—	—	—	—
9	Class A-4 Notes	310,000,000.00	217,301,713.04	43,155,338.78	174,146,374.26	0.5617625
10	Certificates	130,434,783.00	130,434,783.00	—	130,434,783.00	1.0000000

11	Equals: Total Securities	$1,630,434,784.00	$347,736,496.04	$43,155,338.78	$304,581,157.26

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
12	Class A-1 Notes	1.3850%	—	—	—	—
13	Class A-2 Notes	1.7700%	—	—	—	—
14	Class A-3 Notes	2.3600%	—	—	—	—
15	Class A-4 Notes	2.7500%	497,983.09	2.2916667	43,653,321.87	200.8880706

	Equals: Total Securities		497,983.09		43,653,321.87

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received	6,426,476.22
17	Sales Proceeds - Early Terminations	10,388,543.30
18	Sales Proceeds - Scheduled Terminations	24,285,320.02
19	Security Deposits for Terminated Accounts	219,400.00
20	Excess Wear and Tear Received	281,967.64
21	Excess Mileage Charges Received	463,445.94
22	Other Recoveries Received	1,183,049.89

23	Subtotal: Total Collections	43,248,203.01

24	Repurchase Payments	—
25	Postmaturity Term Extension	1,346,426.15
26	Investment Earnings on Collection Account	131,432.55

27	Total Available Funds, prior to Servicer Advances	44,726,061.71

28	Servicer Advance	618,969.02

29	Total Available Funds	45,345,030.73

29b	Reserve Account Draw	—

29c	Available for Distribution	45,345,030.73

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)		1,396,928.44
31	Servicing Fee:
32	Servicing Fee Shortfall from Prior Periods		—
33	Servicing Fee Due in Current Period		289,780.41
34	Servicing Fee Shortfall		—
35	Administration Fee:
36	Administration Fee Shortfall from Prior Periods		—
37	Administration Fee Due in Current Period		5,000.00
38	Administration Fee Shortfall		—
39	Interest Paid to Noteholders		497,983.09
40	Subtotal: Remaining Available Funds	43,155,338.78
41	Principal Distribution Amount (Item 59)	43,155,338.78
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)		43,155,338.78
43	Amount Paid to Reserve Account to Reach Specified Balance		—
44	Other Amounts paid to Trustees		—

45	Remaining Available Funds		—

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 5-28-2005	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		4,668,807.43
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		37,140,105.20
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		1,346,426.15
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount		43,155,338.78

55	Remaining Available Funds plus Servicer Advance		43,155,338.78
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		—
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		43,155,338.78

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		44,726,061.71
62	Less: Payment Date Advance Reimbursement (Item 71)		1,396,928.44
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		289,780.41
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders (Item 39)		497,983.09

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		42,536,369.76
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		1,259,627.99

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 54 minus Item 66 and Item 67, else 0)		618,969.02

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance		1,396,928.44
71	Payment Date Advance Reimbursement		1,396,928.44
72	Additional Payment Advances for current period		618,969.02

73	Ending Balance of Payment Advance		618,969.02

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance ($57,065,217.39 if after Oct. 2004 and Item 96 < 1.5%, else $64,217,391.30)		57,065,217.39
76	Initial Reserve Account Balance		24,456,521.74
77	Beginning Reserve Account Balance		52,589,857.78
78	Plus: Net Investment Income for the Collection Period		128,598.22

79	Subtotal: Reserve Fund Available for Distribution		52,718,456.00
80	Plus: Deposit of Excess Available Funds (Item 43)		—
81	Less: Reserve Account Draw Amount (Item 57)		—

82	Subtotal Reserve Account Balance		52,718,456.00
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		—

84	Equals: Ending Reserve Account Balance		52,718,456.00

85	Change in Reserve Account Balance from Immediately Preceding Payment Date		128,598.22

86	Current Period Net Residual Losses:	Units	Amounts
87	Aggregate Securitization Value for Scheduled Terminated Units	1,988	26,655,053.65
88a	Less: Sales Proceeds for Current Month Scheduled Terminations		(24,453,595.02)
88b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(1,031,899.02)
89	Less: Excess Wear and Tear Received		(281,967.64)
90	Less: Excess Mileage Received		(463,445.94)

91	Current Period Net Residual Losses/(Gains)	1,988	424,146.03

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses	27,715	26,777,449.55
94	Current Period Net Residual Losses (Item 91)	1,988	424,146.03

95	Ending Cumulative Net Residual Losses	29,703	27,201,595.58

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		1.67%

Volkswagen Auto Lease Trust 2002-A MONTHLY SERVICER CERTIFICATE For the collection period ended 5-28-2005	PAGE 3

G.	POOL STATISTICS

97	Collateral Pool Balance Data		Initial	Current

98	Initial Aggregate Securitization Value		1,630,434,784	304,581,159
99	Number of Current Contracts		80,341	22,143
100	Weighted Average Lease Rate		6.50%	6.18%
101	Average Remaining Term		29.38	4.96
102	Average Original Term		42.19	45.98
107	Monthly Prepayment Speed			98.09%
		Units	Book Amount	Securitization Value

104	Pool Balance - Beginning of Period	25,044	363,628,552	347,736,497
105	Depreciation/Payments		(4,984,721)	(4,668,807)
106	Gross Credit Losses	(22)	(320,860)	(335,900)
107	Early Terminations	(795)	(10,653,001)	(10,149,152)
108	Scheduled Terminations	(1,988)	(28,430,766)	(26,655,054)
109	Repurchase/Reallocation	(96)	(1,446,318)	(1,346,426)

110	Pool Balance - End of Period	22,143	317,792,886	304,581,159

111	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

112	Current	21,680	298,173,477	97.90%
113	31 - 90 Days Delinquent	393	5,374,063	1.76%
114	90+ Days Delinquent	70	1,033,620	0.34%

115	Total	22,143	304,581,159	100.00%

116	Credit Losses:		Units	Amounts

117	Aggregate Securitization Value on charged-off units		22	335,900
118	Aggregate Liquidation Proceeds on charged-off units			(203,669)
119	Recoveries on charged-off units			(60,321)

120	Current Period Aggregate Net Credit Losses/(Gains)		22	71,910

121	Cumulative Net Credit Losses:
122	Beginning Cumulative Net Credit Losses		1,348	9,907,217
123	Current Period Net Credit Losses (Item 120)		22	71,910

124	Ending Cumulative Net Residual Losses		1,370	9,979,127

125	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.61%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 5-28-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction(1)
7/20/2005	31,409,284
8/20/2005	40,286,147
9/20/2005	23,564,821
10/20/2005	21,942,927
11/20/2005	28,259,403
12/20/2005	20,905,080
1/20/2006	17,631,691
2/20/2006	20,294,837
3/20/2006	16,730,651
4/20/2006	19,999,901
5/20/2006	5,290,532
6/20/2006	2,434,074
7/20/2006	12,881,218
8/20/2006	35,469,667
9/20/2006	5,099,269
10/20/2006	926,216
11/20/2006	709,916
12/20/2006	708,510
1/20/2007	34,230
2/20/2007	1,952
3/20/2007	835
304,581,159